SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CorMedix Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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5) Total fee paid:

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CORMEDIX INC.
400 Connell Drive, Suite 5000
Berkeley Heights, New Jersey 07922

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 26, 2018

TO THE STOCKHOLDERS OF
CORMEDIX INC.

The special meeting of stockholders of CorMedix Inc. will be held at Embassy Suites, 250 Connell Drive, Berkeley Heights, New Jersey, on June 26, 2018, at 8:00 a.m. Eastern time, for the following purposes:

1.
To approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of between 1-for-5 and 1-for-10, as determined by our Board of Directors, at any time before June 26, 2019, if and as determined by our Board of Directors;
2.
To approve an adjournment of the special meeting, if necessary, to solicit, additional proxies if there are not sufficient votes in favor of Proposal No. 1; and
3.
To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the proxy statement accompanying this notice.

The Board has fixed the close of business on May 11, 2018 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for review during our regular business hours at our principal offices in Berkeley Heights, New Jersey for the 10 days prior to the meeting for review for any purposes related to the meeting.

You are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by proxy by following the instructions contained in the accompanying proxy statement. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy. Your vote is important. Whether or not you plan to attend the special meeting, we hope that you will vote as soon as possible.

We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow us to furnish proxy materials, including this notice, and the proxy statement (including an electronic proxy card for the meeting) for the special meeting via the Internet. Taking advantage of these rules allows us to lower the cost of delivering special meeting materials to our stockholders and reduce the environmental impact of printing and mailing these materials.

Berkeley Heights, New Jersey
Dated: May 17, 2018

By Order of the Board of Directors
Antony E. Pfaffle, M.D.,
Secretary

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:
Who may vote at the meeting?

A:
The Board of Directors has set May 11, 2018 as the record date for the meeting. If you owned shares of our common stock at the close of business on May 11, 2018, you may attend and vote at the meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. As of May 11, 2018, there were 81,903,027 shares of our common stock outstanding and entitled to vote at the meeting. Our outstanding Series C-2, C-3, D, E and F preferred stock are non-voting and therefore have no voting rights at the special meeting.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, a “stockholder of record.” If you are a stockholder of record, we have sent the Notice of Internet Availability of Proxy Materials to you directly.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. In that case, the Notice of Internet Availability of Proxy Materials has been forwarded to you by your broker, bank, or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank, or other holder of record on how to vote your shares by using the voting instruction card you receive.

Q:
What is the quorum requirement for the meeting?

A:
A majority of our outstanding shares of common stock entitled to vote as of the record date must be present at the meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the meeting if you:

●
are present and entitled to vote in person at the meeting;

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properly submitted a proxy card or voter instruction card in advance of or at the meeting; or

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do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless (a broker non-vote).

Broker non-votes are counted for purposes of determining whether a quorum exists. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. If you are present in person or by proxy at the meeting, but withhold your vote or abstain from voting on any or all proposals, your shares are also still counted as present and entitled to vote. The proposals listed in this proxy statement identify the votes needed to approve or ratify the proposed actions.

Q:
What proposals will be voted on at the meeting?

A:
The proposals to be voted on at the meeting are as follows:

1.
To approve an amendment to our Certificate of Incorporation to effect a reverse stock split at a ratio of between 1-for-5 and 1-for-10, as determined by our board of directors, at any time before June 26, 2019, if and as determined by our board of directors; and

2.
To approve an adjournment of the special meeting, if necessary, to solicit, additional proxies if there are not sufficient votes in favor of Proposal No. 1.

We will also consider any other business that properly comes before the meeting. As of the record date, we are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voter instruction card will vote the shares they represent using their best judgment.

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Q:
How may I vote my shares in person at the meeting?

A:
If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. You will need to present a form of personal photo identification in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.

Q:
How can I vote my shares without attending the meeting?

A:
Whether you hold shares directly as a registered stockholder of record or beneficially in street name, you may vote without attending the meeting. If your common stock is held by a broker, bank or other nominee, they should send you instructions that you must follow in order to have your shares voted. If you hold shares in your own name, you may vote by proxy in any one of the following ways:

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Via the Internet by accessing the proxy materials on the secure website https://www.proxyvote.com and following the voting instructions on that website;

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Via telephone by calling toll free 1-800-690-6903 in the United States or outside the United States and following the recorded instructions; or

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By requesting that printed copies of the proxy materials be mailed to you pursuant to the instructions provided in the Notice of Internet Availability of Proxy Materials and completing, dating, signing and returning the proxy card that you receive in response to your request.

The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 p.m. Eastern Time on June 25, 2018. Of course, you can always come to the meeting and vote your shares in person. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by the Board of Directors.

Q:
How can I change my vote after submitting it?

A:
If you are a stockholder of record, you can revoke your proxy before your shares are voted at the meeting by:

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Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary either before the meeting or at the meeting at Embassy Suites, 250 Connell Drive, Berkeley Heights, New Jersey;

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Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary either before the meeting or at the meeting and before the taking of the vote, at 400 Connell Drive, Suite 5000, Berkeley Heights, New Jersey 07922; or

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Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

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If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM EDT on June 25, 2018 (your latest telephone or Internet vote, as applicable, will be counted and all earlier votes will be disregarded).

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker, or other holder of record. You may also vote in person at the meeting if you obtain a legal proxy from them as described in the answer to a previous question.

Q:
Where can I find the voting results of the meeting?

A:
We will announce the voting results at the special meeting. We will publish the results in a Form 8-K filed with the SEC within four business days of the special meeting.

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CORMEDIX INC.
400 Connell Drive, Suite 5000
Berkeley Heights, New Jersey 07922

PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
JUNE 26, 2018

This proxy statement has been prepared by the management of CorMedix Inc. “We,” “our” and the “Company” each refers to CorMedix Inc.

In accordance with the rules of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record, we are furnishing proxy materials, including the notice, this proxy statement, and a proxy card for the meeting, by providing access to them on the Internet to save printing costs and benefit the environment. These materials were first available on the Internet on or about May 17, 2018. We mailed a Notice of Internet Availability of Proxy Materials on or about May 17, 2018 to our stockholders of record and beneficial owners as of May 11, 2018, the record date for the meeting. This proxy statement and the Notice of Internet Availability of Proxy Materials contain instructions for accessing and reviewing our proxy materials on the Internet and for voting by proxy over the Internet. You will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. If you prefer to receive printed copies of our proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to request the materials by mail. You will not receive printed copies of the proxy materials unless you request them. If you elect to receive the materials by mail, you may also vote by proxy on the proxy card or voter instruction card that you will receive in response to your request.

GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING

Who Can Vote

You are entitled to attend the meeting and vote your common stock if you held shares as of the close of business on May 11, 2018. At the close of business on May 11, 2018, a total of 81,903,027 shares of common stock were outstanding and entitled to vote. Each share of common stock has one vote.

Counting Votes

Consistent with state law and our bylaws, the presence, in person or by proxy, of at least a majority of the shares entitled to vote at the meeting will constitute a quorum for purposes of voting on a particular matter at the meeting. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the meeting in person will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from brokerage firms or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters.

Assuming the presence of a quorum at the meeting:

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The affirmative vote of the holders of a majority of the total outstanding shares of our common stock as of the record date is necessary to approve Proposal No. 1, the Reverse Stock Split. Abstentions will have the same effect as a vote against the proposal. Since the vote to approve the Reverse Stock Split is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with Proposal No. 1.
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The affirmative vote of a majority of the votes cast at the meeting is necessary to approve Proposal No. 2, the adjournment of the special meeting. Abstentions, if any, are not considered votes cast and will therefore have no effect on this proposal. Since the vote to adjourn of the meeting is considered a “routine” matter on which brokers may vote without specific instructions from the customer, no broker non-votes are expected in connection with Proposal No. 2.

With respect to “routine” matters, such as the reverse stock split and the proposal to adjourn the special meeting, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations, or SRO rules, including the NYSE American, on which our common stock is listed, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters.

In summary, if you do not vote your proxy, your bank, brokerage firm, or other nominee may either:

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cast a vote on routine matters;
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cast a “broker non-vote” on non-routine matters; or
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leave your shares unvoted altogether.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the meeting.

Cost of this Proxy Solicitation

We will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, our directors and employees might solicit proxies personally and by telephone. None of these individuals will receive any additional compensation for this. We plan to retain a proxy solicitor to assist in the solicitation of proxies for a fee. We will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their principals and obtaining their proxies.

Attending the Special Meeting

If you are a holder of record and plan to attend the special meeting, please bring a photo identification to confirm your identity. If you are a beneficial owner of common stock held by a bank or broker, i.e., in “street name,” you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote in person your common stock held in street name, you must get a proxy in your name from the registered holder.

PROPOSAL NO. 1 — APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF OUR BOARD OF DIRECTORS

General

Our Board believes it is in our best interests and the best interests of our stockholders to authorize a reverse stock split of our outstanding common stock.

The Board is asking our stockholders to approve a reverse split of our common stock and grant to the Board the authority to set the ratio for the reverse split in the range of 1-for-5 and 1-for-10, as determined by our Board of Directors (the “Reverse Stock Split”), at any time before June 26, 2019, if and as determined by our Board of Directors. If the proposal is approved by our stockholders, our Board will have authority to effect the Reverse Stock Split, if and at such time and in such ratio as it determines to be appropriate within that range and time period. Currently, if approved by the stockholders, we expect to effect the Reverse Stock Split shortly after such approval. The principal effect of the Reverse Stock Split would be to decrease the outstanding number of shares of our common stock, while maintaining the authorized number of shares at their current levels.

The Board is asking that our stockholders approve a range of exchange ratios for the Reverse Stock Split and a year in which to effect the Reverse Stock Split because it is not possible at this time to predict our common stock’s price performance or market conditions that might make the Reverse Stock Split desirable or the time the Reverse Stock Split might best be implemented. If approved by our stockholders, the Board will be authorized to implement a Reverse Stock Split at a ratio of any whole number between 1-for-5 and 1-for-10 at any time before June 26, 2019. The Board will set the ratio for the Reverse Stock Split as it determines is advisable considering relevant market conditions at the time the Reverse Stock Split is to be implemented.

To implement the Reverse Stock Split, we would, at a meeting of the Board or by written consent in lieu of a meeting, resolve to effect the Reverse Stock Split, and the number of issued and outstanding shares of common stock would thereby be reduced by a ratio of one share for every five, seven or 10 shares outstanding, depending on the ratio chosen by the Board. If our Board determines that effecting the Reverse Stock Split is in our best interest, which they would be able to do at any time before June 26, 2019, the Reverse Stock Split would become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby would set forth the number of shares to be combined into one share of our common stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the Reverse Stock Split as such stockholder holds immediately prior to the Reverse Stock Split.

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, is set forth in Appendix A to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect the exact ratio for the Reverse Stock Split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the Reverse Stock Split.

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Purpose

The Board is proposing the Reverse Stock Split in an effort to increase the market price of our common stock and to decrease the number of shares of common stock outstanding, thereby increasing the number of shares of common stock available for future issuance.

Following the implementation of a Reverse Stock Split, we anticipate conducting a rights offering whereby our stockholders as of a record date to be selected by our Board of Directors would receive rights to purchase shares of common stock and possibly other securities as a critical part of our ongoing effort to finance the ongoing LOCK-IT 100 Phase 3 clinical study of Neutrolin®. The rights offering is dependent upon having a sufficient number of authorized but unissued shares of common stock needed to complete the transaction, which our board of directors believes is vital and in our best interests. This proxy statement does not constitute an offer of any of our securities for sale or the solicitation of an offer to buy any of our securities. Any such rights offering can be made only by a prospectus that we would make available to our stockholders upon the effectiveness of the registration statement for the securities to be offered in the rights offering.

The Board believes that the Reverse Stock Split will enhance our ability to maintain the listing of our common stock on the NYSE American securities exchange. The NYSE American requires, among other items, an undesignated “low selling price.” Our common stock has traded below $1.00 since April 28, 2017. Since April 28, 2017, the common stock has traded in a range of $0.77 to $0.17, and on May 14, 2018, the closing price was $0.20. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance of this and, even if the price increased, it might not be sufficient or might not be maintained for a sufficient period of time to maintain the listing on the NYSE American.

Further, the delisting of our common stock from the NYSE American may result in decreased liquidity, increased volatility in our common stock, a loss of current or future coverage by certain sell-side analysts and/or a diminution of institutional investorinterest. Delisting could also cause a loss of confidence of our collaborators, vendors and employees, which could harm our business and future prospects. If our common stock were delisted from the NYSE American, it may qualify for quotation on the OTC Bulletin Board or other over-the-counter marketplace.

We also believe that the low market price of our common stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, the low market price of our common stock may have reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. Further, in addition to the “penny stock” rules discussed below, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint. In addition, the structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.

Maintaining the listing of the common stock on the NYSE American also is important to avoid our common stock being designated as a “penny stock.” SEC regulations generally define a “penny stock” to be any equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. A security listed on a national securities exchange is exempt from the definition of a penny stock. Our common stock is listed on the NYSE American and so is not considered a penny stock. However, if we fail to maintain our common stock’s listing on the NYSE American, our common stock would be considered a penny stock. In that event, our common stock would be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000, or $300,000 together with their spouse). For transactions covered by such rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser’s written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the SEC relating to the penny stock market. The broker-dealer must also disclose the commission payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market. Finally, statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Broker-dealers must wait two business days after providing buyers with disclosure materials regarding a security before effecting a transaction in such security. Consequently, the “penny stock” rules restrict the ability of broker-dealers to sell our securities and affect the ability of investors to sell our securities in the secondary market and the price at which such purchasers can sell any such securities, thereby affecting the liquidity of the market for our common stock.

According to the SEC, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include excessive and undisclosed bid-ask differentials and markups by selling broker-dealers and the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the subsequent collapse of those prices with consequent investor losses.

Another benefit of the Reverse Stock Split would be an increase in shares of common stock available for use in raising capital to support our operations. On May 11, 2018, we had 81,903,027 shares outstanding and options, warrants and preferred shares convertible into an aggregate of 46,901,830 shares of common stock. Our Certificate of Incorporation authorizes us to issue up to 160,000,000 shares of common stock. Assuming the conversion and exercise of all of the outstanding options, warrants and preferred shares, we would have only 31,195,143 shares available for future issuance.

In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, our board of directors also took into account various negative factors associated with reverse stock splits generally. These factors include: the negative perception of reverse stock splits held by some investors, analysts, and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a reverse stock split.

Should the Board of Directors implement the Reverse Stock Split, it would consider all of the facts and circumstances discussed above and under the heading below entitled “Board Discretion to Implement the Reverse Stock Split.” The Board intends to adopt as small a reverse split ratio as it considers necessary to accomplish the goals for implementing the Reverse Stock Split as discussed herein. The Board of Directors believes it is critically important to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for future corporate action. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible future financings or for other corporate uses is critical both to our ability to continue our operations in the near-term as well as to our long-term success and, therefore, is in the best interests of our company and our stockholders.

For the reasons above, our Board of Directors believes that the proposed Reverse Stock Split is vital to the future of our company by allowing us to maintain the listing of our common stock on the NYSE American and also providing necessary shares for future financings and other needs. Our Board of Directors recommends that you vote “FOR” the Reverse Stock Split.

The Board will not decrease the authorized common stock in connection with the Reverse Stock Split, which will result in a significant increase in the availability of authorized shares of common stock. Any additional common stock so authorized will be available for issuance by the Board for stock splits or stock dividends, acquisitions, raising additional capital, conversion of our debt into equity, stock options or other corporate purposes, and any such issuances may be dilutive to current stockholders.

As noted above, the Reverse Stock Split is intended to reduce the number of outstanding shares of our common stock and thereby, absent other factors, to increase the per share market price of our common stock. However, other factors, such as the status of our development program for Neutrolin and other potential products, operating and financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Other than as disclosed in this proxy statement, we currently have no other specific plans, arrangements or understandings regarding the issuance of shares of our common stock that may become available for issuance as a result of implementation of the Reverse Stock Split if this proposal is approved by our stockholders.

Effects of the Reverse Stock Split

To implement the Reverse Stock Split, we would, at a meeting of the Board or by written consent in lieu of a meeting, resolve to effect the Reverse Stock Split. Upon such resolution and without further action on the part of our stockholders, the shares of our common stock held by stockholders of record as of the effective time of the amendment to our Certificate of Incorporation would be converted into the number of shares of common stock (the “New Common Stock”) calculated based on the Reverse Stock Split ratio determined and approved by the Board pursuant to such resolution.

We will issue one whole share in lieu of any fractional shares left after the Reverse Stock Split has been effected, even to stockholders who held less than five shares, seven shares or 15 shares in the case of a 1-for-5, 1-for-7 or 1-for-10 Reverse Stock Split, respectively. For example, if a stockholder presently holds 100 shares of common stock, he or she would hold 20 shares following a 1-for-5 split, 15 shares following a 1-for-7 split, or 10 shares following a 1-for-10 split. No fractional shares or scrip would be issued. Each stockholder who would otherwise be entitled to a fraction of a share would receive one whole share for such fractional share; the issuance of one whole share for a fractional share is reflected in the share amounts given in the preceding sentence as a result of the Reverse Stock Split, in the case of a 1-for-7 Reverse Stock Split.

All outstanding stock options, warrants and convertible securities will be adjusted to reduce the number of shares to be issued upon exercise or conversion of such options, warrants or convertible securities, and increase the exercise or conversion price thereof, proportionately.

As of the record date, there were 61 holders of record of our common stock (although there are significantly more beneficial holders). Based on our stockholders of record as of May 11, 2018, we do not expect that cashing out fractional stockholders, if any, would reduce the number of our stockholders of record to under 300 beneficial holders. In addition, our Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Board Discretion to Implement the Reverse Stock Split

If this proposal is approved by the stockholders, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split (at a ratio determined by the Board as described above) is in the best interests of our Company and our stockholders. The Board’s determination as to whether and when the Reverse Stock Split will be effected and, if so, at what ratio will be based upon certain factors, including existing and expected marketability and liquidity of our common stock, prevailing economic and market conditions, potential financing opportunities, and the likely effect of the Reverse Stock Split on the market price of our common stock. If the Board determines to effect the Reverse Stock Split, the Board will consider various factors in selecting the ratio, including:

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the NYSE American requirements for continued listing of our common stock;
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the historical trading price and trading volume of our common stock;
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the then prevailing trading price and trading volume of our common stock;
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the anticipated impact of the Reverse Stock Split on the trading price of and market for our common stock;
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potential financing opportunities; and
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the overall market and economic conditions at the time.

The Board has not determined when to effect the Reverse Stock Split if it is approved.

Exchange of Stock Certificates; Fractional Shares

If we effect the Reverse Stock Split, as soon as practicable after the effective time of the Reverse Stock Split, we, or our transfer agent, will send a letter to each stockholder of record for use in transmitting certificates representing shares of common stock (“Old Certificates”) to our transfer agent, VStock Transfer, LLC (the “Exchange Agent”). The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of New Common Stock. No new certificates will be issued to a stockholder until such Old Certificates are surrendered, together with a properly completed and executed letter of transmittal, to the Exchange Agent.

Stockholders will then receive a new certificate or certificates representing the number of whole shares of New Common Stock into which their shares of common stock have been converted as a result of the Reverse Stock Split. Until surrendered, outstanding stock certificates held by stockholders will be deemed for all purposes to represent the number of whole shares of New Common Stock to which such stockholders are entitled as a result of the Reverse Stock Split. Stockholders should not send their Old Certificates to the Exchange Agent until they have received the letter of transmittal. We will bear all expenses of the exchange of certificates.

We intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial or “street name” holders. However, these banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split and making payment for fractional shares. Stockholders holding shares of our common stock with a bank, broker or other nominee should contact their bank, broker or other nominee with any questions in this regard.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of the Reverse Stock Split to a U.S. stockholder (as defined below), and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the Reverse Stock Split. The summary assumes that the pre-Reverse Stock Split shares were, and the post-Reverse Stock Split shares will be, held as “capital assets” as defined in the Internal Revenue Code of 1986, as amended, or the Code, which generally means property held for investment. It does not address stockholders subject to special rules, such as non-U.S. stockholders, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect the mark-to-market method of accounting, mutual funds, S corporations, partnerships or other pass-through entities, U.S. persons with a functional currency other than the U.S. dollar, stockholders who hold the pre-Reverse Stock Split shares as part of a straddle, hedge, integration, constructive sale or conversion transaction, stockholders who hold the pre-Reverse Stock Split shares as qualified small business stock within the meaning of Section 1202 of the Code, stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon the provisions of the U.S. federal income tax law as of the date hereof, which are subject to change, possibly with retroactive effect. It does not address tax considerations under state, local, non-U.S., and non-income tax laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Stock Split.

As used herein, the term “U.S. stockholder” means a beneficial owner of common stock that is a United States citizen or resident, United States corporation or other United States entity taxable as a corporation, an estate the income of which is subject to United States federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

We believe that the Reverse Stock Split will qualify as a recapitalization under Section 368(a)(1)(E) of the Code, in which case a stockholder generally will not recognize gain or loss on the Reverse Stock Split (except possibly for stockholders receiving a whole share of common stock in lieu of a fractional share, as noted below). The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares received will include the holding period of the pre-Reverse Stock Split shares exchanged.

The treatment of the fractional shares being rounded up to the next whole share is uncertain and a stockholder who receives a whole share of common stock in lieu of a fractional share may possibly recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional shares to which the stockholder was otherwise entitled. Stockholders should consult their own tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.

United States Treasury Regulations will require stockholders to retain permanent records relating to the Reverse Stock Split, including information about the amount, basis, and fair market value of all transferred property. In addition, for each stockholder that owns, immediately before the Reverse Stock Split, at least 5% of the outstanding stock of our company (whether by voting power or value) or that has tax basis of at least $1,000,000 in our company’s stock, United States Treasury Regulations Section 1.368-3 will require a statement to be included in the stockholder’s U.S. federal income tax return for the year of the Reverse Stock Split setting forth (i) the name and employer identification number of our company, (ii) the date of the Reverse Stock Split, and (iii) the fair market value and the adjusted tax basis of the stockholder’s shares of our company’s common stock immediately before the Reverse Stock Split. The information for these first two items will be found in the Internal Revenue Service Form 8937 that we will prepare.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH STOCKHOLDER. ACCORDINGLY, EACH STOCKHOLDER IS ADVISED TO CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM, HER OR IT OF THE REVERSE STOCK SPLIT.

Vote Required

Approval of the amendment to our Certificate of Incorporation to effect the Reverse Stock Split requires the receipt of the affirmative vote of a majority of the shares of our common stock issued and outstanding as of the record date.

Recommendation

The Board of Directors recommends that you vote FOR approval of the amendment to our Certificate of Incorporation to effect the Reverse Stock Split at a ratio of any whole number between 1-for-5 and 1-for-10, as determined by the Board, at any time before June 26, 2019, if and as determined by the Board.

PROPOSAL NO. 2 - ADJOURNMENT PROPOSAL

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, IN THE REASONABLE DISCRETION OF THE CHIEF EXECUTIVE OFFICER OF THE COMPANY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1.

Background

Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of Proposal No. 1, the Reverse Stock Split, is insufficient to approve such proposal, it is in the best interests of the stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split for up to 30 days (the “Adjournment Proposal”).

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning or postponing the special meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the special meeting, and any adjourned session of the special meeting for up to 30 days, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our common stock will vote against the Reverse Stock Split, we could adjourn or postpone the special meeting without a vote on the Reverse Stock Split and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split.

Vote Required

The affirmative vote of a majority of the votes cast at the meeting will be required to approve this Adjournment Proposal.

Recommendation

The Board of Directors recommends that you vote FOR Proposal No. 2.

SCURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table shows the number of shares of our common stock beneficially owned as of March 31, 2018 by:

●	each person known by us to own beneficially more than 5% of the outstanding shares of our common stock;
●	each director;
●	each of our executive officers named in the Summary Compensation Table below (the “Named Executive Officers”) and our current executive officers; and
●	all of our current directors and executive officers as a group.

This table is based upon the information supplied by our Named Executive Officers, directors and principal stockholders and from Schedules 13D and 13G filed with the SEC. Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown, and their address is c/o CorMedix Inc., 400 Connell Drive, Suite 5000, Berkeley Heights, New Jersey 07922. As March 31, 2018, we had 81,786,902 shares of common stock outstanding. Beneficial ownership in each case also includes shares issuable upon exercise of outstanding options that can be exercised within 60 days after March 31, 2018, for purposes of computing the percentage of common stock owned by the person named. Options owned by a person are not included for purposes of computing the percentage owned by any other person.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned
	Shares	%
5% or Greater Stockholders
Elliott Associates, L.P. (1)	8,614,866	9.9%

Directors and Named Executive Officers:
Khoso Baluch (2)	537,873	*
Robert Cook (3)	148,333	*
John Armstrong (4)	237,299	*
Elizabeth Masson	-	-
Janet M. Dillione (5)	292,409	*
Gary Gelbfish (6)	4,890,121	5.8%
Myron Kaplan (7)	384,166	*
Mehmood Khan (8)	477,083	*
Steven Lefkowitz (9)	383,636	*
All executive officers and directors as a group (9 persons) (10)	7,350,920	8.7%

* Less than 1%

(1)
Due to the Ownership Limitation (as defined below), Elliott Associates, L.P. (“Elliott Associates”) may be deemed the beneficial owner of 8,614,866 shares of our common stock through securities held by it and by Manchester Securities Corp., a wholly-owned subsidiary of Elliott Associates (“Manchester”), and Elliott International, L.P. (“Elliott International”), the investment advisor of which is an affiliate of the investment advisor of Elliott Associates. Elliott Associates beneficially holds: (i) 2,833,470 shares of our common stock held by Elliott International, (ii) 1,333,398 shares of our common stock held by Elliott Associates, (iii) May 2013 warrants held by Manchester exercisable for 500,000 shares of our common stock, (iv) 52,500 shares of our Series C-2 non-voting convertible preferred stock held by Elliott Associates convertible into 525,000 shares of our common stock, (v) October 2013 warrants held by Elliott Associates exercisable for 262,500 shares of our common stock, (vi) 97,500 shares of our Series C-2 non-voting convertible preferred stock held by Elliott International convertible into 975,000 shares of our common stock, (vii) October 2013 warrants held by Elliott International exercisable for 487,500 shares of our common stock, (viii) 73,962 shares of our Series D non-voting convertible preferred stock held by Manchester convertible into 1,479,240 shares of our common stock, (ix) March 2015 Warrants held by Manchester convertible into 200,000 shares of our common stock, (x) May 2017 Series A warrants held by Elliott International convertible into 1,360,001 shares of our common stock, (xi) May 2017 Series A warrants held by Elliott Associates convertible into 640,000 shares of our common stock, (xii) May 2017 Series B warrants held by Elliott International convertible into 1,360,001 shares of our common stock, (xiii) May 2017 Series B warrants held by Elliott Associates convertible into 640,000 shares of our common stock, (xiv) 89,623 shares of our Series E non-voting convertible preferred stock held by Manchester convertible into 1,959,759 shares of our common stock, (xv) 1,360 shares of our Series F non-voting convertible preferred stock held by Elliott International convertible into 2,147,142 shares of our common stock (subject to adjustment), (xvi) 640 shares of our Series F non-voting convertible preferred stock held by Elliott Associates convertible into 1,010,419 shares of our common stock (subject to adjustment), (xvii) November 2017 warrants exercisable for 384,103 shares of our common stock held by Elliott International, and (xviii) November 2017 warrants exercisable for 180,755 shares of our common stock held by Elliott Associates (the May 2013 warrants, the October 2013 warrants, the March 2015 Warrants, the May 2017 Series A warrants, the May 2017 Series B warrants, the November 2017 warrants and all shares of preferred stock shall collectively be referred to herein as the “Convertible Securities”). However, in accordance with Rule 13d-4 under the Exchange Act, the number of shares of our common stock into which the Convertible Securities are convertible or exercisable, as applicable, are limited pursuant to the terms of the Convertible Securities to that number of shares of our common stock which would result in Elliott Associates having aggregate beneficial ownership of, with respect to the May 2013 warrants, the October 2013 warrants, the March 2015 Warrants, the May 2017 Series A warrants, the May 2017 Series B warrants, the November 2017 warrants, the Series C-2 preferred stock, the Series D preferred stock, the Series E preferred stock and the Series F preferred stock, 9.99% of the total issued and outstanding shares of our common stock (the "Ownership Limitation"). Elliott Associates disclaims beneficial ownership of any and all shares of our common stock issuable upon any conversion or exercise of the Convertible Securities if such conversion or exercise would cause Elliott Associates’ aggregate beneficial ownership to exceed or remain above the applicable Ownership Limitation (as is currently the case). Therefore, Elliott Associates disclaims beneficial ownership of any shares of our common stock, issuable upon any conversion or exercise of the May 2013 warrants, the October 2013 warrants, the March 2015 Warrants, the May 2017 Series A warrants, the May 2017 Series B warrants, the November 2017 warrants, the Series C-2 preferred stock, the Series D preferred stock, the Series E preferred stock and the Series F preferred stock, which conversion of exercise would be prohibited by the Ownership Limitation. The business address of Elliott Associates is 40 West 57th Street, 30th Floor, New York, New York 10019. Based solely on information contained in a Schedule 13D filed with the SEC on November 13, 2017 by Elliott Associates and other information known to us.

(2)
Consists of (i) 225,373 shares of our common stock, and (ii) 312,500 shares of our common stock issuable upon exercise of stock options.
(3)
Consists of (i) 102,083 shares of our common stock, and (ii) 46,250 shares of our common stock issuable upon exercise of stock options.
(4)
Consists of (i) 38,861 shares of our common stock, and (ii) 198,438 shares of our common stock issuable upon exercise of stock options.
(5)
Consists of (i) 107,409 shares of our common stock, and (ii) 185,000 shares of our common stock issuable upon exercise of stock options. Does not include an aggregate of 85,119 shares of our common stock that were deferred as director fee compensation and that are not issuable until after the individual’s cessation of service with our Board.
(6)
Consists of (i) 2,115,121 shares of our common stock, (ii) 25,000 shares of our common stock issuable upon the exercise of stock options, (iii) 500,000 shares of common stock upon conversion of Series C-3 non-voting preferred stock, and (iv) 2,250,000 shares of common stock issuable upon exercise of warrants.
(7)
Consists of (i) 294,166 shares of our common stock, and (ii) 90,000 shares of our common stock issuable upon exercise of stock options.
(8)
Consists of 452,083 shares of our common stock, and (ii) 25,000 shares of our common stock issuable upon exercise of stock options.
(9)
Consists of 321,136 shares of our common stock, (ii) 25,000 shares of our common stock issuable upon exercise of stock options, (iii) 22,500 shares of our common stock issuable upon exercise of warrants, and (iv) 15,000 shares of our common stock issuable upon exercise of warrants through Wade Capital Corporation Money Purchase Plan, an entity for which Mr. Lefkowitz has voting and investment control.
(10)
Consists of (i) the following held by our directors and executive officers (A) 3,656,232 shares of our common stock, (B) 907,188 shares of our common stock issuable upon exercise of stock options, (C) 2,287,500 shares of our common stock upon exercise of warrants, and (D) 500,000 shares of our warrants upon conversion of Series C-3 non-voting preferred stock, as referenced in footnotes 2 through 9.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting us either by calling (908) 517-9500 or by mailing a request to 400 Connell Drive, Suite 5000, Berkeley Heights, New Jersey 07922. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive or a single copy of proxy materials in the future in the same manner as described above.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

We have not yet set the date for our 2018 annual meeting of stockholders; we will publicly disclose the date once we have selected it. Stockholder proposals to be included in the proxy statement for our 2018 annual meeting of stockholders must be received by us within a reasonable time before we distribute the proxy materials for the meeting. Under our bylaws, stockholder proposals to be considered at our next annual meeting, including nominees for director, must be received by us not later than 60 days prior to that meeting. All submissions must comply with all of the requirements of our bylaws and Rule 14a-8 of the Exchange Act. Proposals should be mailed to Antony E. Pfaffle, Corporate Secretary, CorMedix Inc., 400 Connell Drive, Suite 5000, Berkeley Heights, New Jersey 07922.

Management’s proxy holders for the 2018 annual meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice within a reasonable time before we distribute the proxy materials for the meeting.

DIRECTIONS TO CORMEDIX INC. SPECIAL MEETING
AT
EMBASSY SUITES, 250 CONNELL DRIVE, BERKELEY HEIGHTS, NEW JERSEY 07922

From Newark International Airport
Directions

Take I-78 west to exit 41, turn right on Drift Road, turn right on Plainfield Avenue, turn left on Connell Drive and then left on Connell II Access.

La Guardia Airport
Directions

Grand Central Parkway from Central Terminal Drive. Take I-278 east- Harlem River Drive. Exit 24 (I-95 South/GW Bridge) Use I-95 south upper level. Exit 14-14c -US 1/US 9/US22 to I-78 west. Exit 41 (Berkeley Height/Scotch Plains).

John F. Kennedy International Airport
Directions

I-678 North, towards Whitestone Bridge. Take I-95 south, over GW Bridge- lower level. Exit 14-14c -US 1/US 9/US22 to I-78 west. Exit 41 (Berkeley Height/Scotch Plains).

 Appendix A

CORMEDIX INC.

Proposed Amendment to the Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
TO
THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION, AS AMENDED
OF
CORMEDIX INC.

The undersigned, for purposes of amending the Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), of CorMedix Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST:  The name of the corporation is CorMedix Inc. (the “Corporation”).

SECOND:  The Certificate was filed with the Office of the Secretary of State of the State of Delaware on March 30, 2010, and amended on December 3, 2012 and August 9, 2017.

THIRD:  Article FOURTH of the Certificate is hereby amended by adding the following paragraph:

“Effective at 12:01 a.m. on _________, 201__ (the “Effective Time”), a one-for-_____ reverse stock split of the Corporation’s common stock shall become effective, pursuant to which every ______ shares of common stock, par value $0.001 per share, issued and outstanding or held as treasury shares at the Effective Time (hereinafter called “Old Common Stock”), shall be reclassified and combined into one share of common stock, par value $0.001 per share (hereinafter called “Common Stock”), automatically and without any action by the holder thereof, subject to the treatment of fractional shares, and shall represent one share of Common Stock from and after the Effective Time. No fractional shares of Common Stock shall be issued as a result of such reclassification and combination, rather stockholders who otherwise would be entitled to receive fractional share interests of Common Stock as a result of the reclassification and combination shall be entitled to receive in lieu of such fractional share interests, upon the Effective Time, one whole share of Common Stock in lieu of such fractional share interests. As soon as practicable following the Effective Time, the Corporation will notify its stockholders of record as of the Effective Time to transmit outstanding share certificates to the Corporation’s exchange agent and registrar (“Exchange Agent”) and the Corporation will cause the Exchange Agent to issue new certificates or book entries representing one share of common stock for every twenty shares transmitted and held of record as of the Effective Time; and in settlement of fractional interests that might arise as a result of such combination as of the Effective Time, cause the Exchange Agent to issue one whole share to such holders in lieu of a fractional share interest. The Corporation’s authorized shares of Common Stock, each having a par value of $0.001 per share, shall not be changed.”

FOURTH: Except as expressly amended herein, all provisions of the Certificate filed with the Office of the Secretary of State of the State of Delaware on March 30, 2010, and amended on December 3, 2012 and August 9, 2017, shall remain in full force and effect.

FIFTH: The foregoing amendment was duly adopted by the Board of Directors and by the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, this ___ day of _______________, 201__.

CORMEDIX INC.

By:__________________________________________
Name: Khoso Baluch
Title: Chief Executive Officer

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 25, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 25, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000383021_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

Special Meeting of Stockholders
June 26, 2018 8:00 AM EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Khoso Baluch and Robert Cook, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CORMEDIX, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 8:00 AM, EDT on June 26, 2018, at Embassy Suites, 250 Connell Drive, Berkeley Heights, New Jersey, and any adjournment or postponement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such directions is made, this proxy will be voted in accordance with Board of Director's recommendations.

Continued and to be signed on reverse side

0000383021_2 R1.0.1.17